Exhibit 10.01

PROOFPOINT, INC.

AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN

AS ADOPTED APRIL 10, 2019

1.PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.  Capitalized terms not defined elsewhere in the text are defined in Section 28.

2.SHARES SUBJECT TO THE PLAN.

2.1Number of Shares Available.  Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 3,050,951 Shares, plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2002 Stock Option/Stock Issuance Plan (the “Prior Plan”) on the Effective Date (as defined below), (ii) shares that are subject to stock options granted under the Prior Plan that cease to be subject to such stock options after the Effective Date, (iii) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited and (iv) shares issued under the Prior Plan that are repurchased by the Company at or below the original issue price.

2.2 Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan or the Prior Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares:  (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan or the Prior Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan or the Prior Plan that are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to Awards granted under this Plan or the Prior Plan that otherwise terminate without such Shares being issued. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3 Minimum Share Reserve.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4 Limitations.  No more than 25,000,000 (twenty-five million) Shares shall be issued pursuant to the exercise of ISOs.

2.5Adjustment of Shares.  If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and the number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.4, and (e) the maximum number and class of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.ELIGIBILITY.  ISOs may be granted only to Employees.  All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide Services not in connection with the offer and sale of securities in a capital-raising transaction.  No Participant will be eligible to receive more than 875,000 (eight hundred seventy-five thousand) Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 1,750,000 (one million seven hundred and fifty thousand) Shares in the calendar year in which they commence their employment.

4.	ADMINISTRATION.

4.1Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors.  The Committee will have the authority to:

(a).construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b).prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c).select persons to receive Awards;

(d).determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine, in each case subject to Section 4.2 and Section 4.3;

(e).determine the number of Shares subject to an Award or other consideration subject to Awards;

(f).determine the Fair Market Value in good faith, if necessary;

(g).correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(h).determine whether an Award has been earned;

(i).reduce or waive any criteria with respect to Performance Factors;

(j).adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships; and

(k).make all other determinations necessary or advisable for the administration of this Plan.

4.2Minimum Vesting Limitations.  All Awards granted under the Plan shall have a minimum vesting period of one-year measured from the date of grant (except that in the case of equity Awards granted to Non-Employee Directors pursuant to Section 12, the minimum vesting requirement set forth herein shall be deemed to mean the period beginning on each regular annual meeting of the stockholders and ending on the date of the next regular annual meeting of stockholders that is within 50 weeks of such meeting); provided that (i) Awards covering up to 5% of the Shares available for grant pursuant to the Plan may be granted or modified without regard to such minimum vesting provisions; (ii) nothing in this Plan to the contrary shall limit the ability of the Committee to provide for the grant of fully-vested Awards in respect of achievement pursuant to the Company’s short-term incentive bonus programs or other achievement awards for continuing Employees , other than executive officers; and (iii) to the extent consistent with any policy adopted by the Board pursuant to Section 12, fully-vested Awards may be granted to Non-Employee Directors who elect to receive equity in lieu of cash fees for services rendered as a director.

4.3No Discretionary Acceleration of Vesting.  The Committee shall not have discretion to provide for the acceleration of the vesting of any Award other than to the extent set forth in Section 21, or upon certain Corporate Transactions or upon Participant’s Termination of Service upon death, or Disability.

4.4Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.  Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.  The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant

4.5Section 16 of the Exchange Act.  Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.6Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.7Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.OPTIONS.  The Committee may grant Options to eligible Employees, Consultants, Directors of the Company or any Parent or Subsidiary of the Company and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NSO.  An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.  The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased must be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.  The Exercise Price of a NSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

5.5Method of Exercise.  Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6Termination of Service.  The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a).If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(b).If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c).If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (with any exercise beyond (a) three (3) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s Service terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(d).Unless determined otherwise by the Committee or as may otherwise be set forth in a Participant’s Award Agreement, if the Participant’s Service terminates for Cause, then Participant’s Options (whether vested or unvested) shall expire on the date Participant’s Service terminates for Cause, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.  Unless otherwise provided in the Award Agreement, Cause will have the meaning as set forth in the Plan.

5.7Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9Modification, Extension or Renewal.  Subject to Section 18, the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.10 No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.	RESTRICTED STOCK AWARDS.

6.1Awards of Restricted Stock.  A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director of the Company or any Parent or Subsidiary of the Company Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement.  Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant.  If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted.  Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement.  Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

7.STOCK BONUS AWARDS.

7.1Awards of Stock Bonuses.  A Stock Bonus Award is an award to an Employee, Consultant, or Director of the Company or any Parent or Subsidiary of the Company of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary.  All Stock Bonus Awards shall be made pursuant to an Award Agreement.  No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8.STOCK APPRECIATION RIGHTS.

8.1Awards of SARs.  A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, Director of the Company or any Parent or Subsidiary of the Company that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement).  All SARs shall be made pursuant to an Award Agreement.

8.2Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value.  A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR.  The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).  Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.  The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9.RESTRICTED STOCK UNITS.

9.1Awards of Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director of the Company or any Parent or Subsidiary of the Company covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  All RSUs shall be made pursuant to an Award Agreement.

9.2Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s termination of Service on each RSU.  An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement.  If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU.  Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.  The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10.PERFORMANCE AWARDS.

10.1Performance Awards.  A Performance Award is an award to an eligible Employee, Consultant, or Director of the Company or any Parent or Subsidiary of the Company of a cash bonus or an award of Performance Shares denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2Terms of Performance Shares.  The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award.  In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.  No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3Value, Earning and Timing of Performance Shares.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.  After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

10.4Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11.PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a).by cancellation of indebtedness of the Company to the Participant;

(b).by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c).by waiver of compensation due or accrued to the Participant for Services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d).by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e).by any combination of the foregoing; or

(f).by any other method of payment as is permitted by applicable law.

12.GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1Types of Awards.  Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs.  Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2Eligibility.  Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors.  A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board.  With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

13.WITHHOLDING TAXES.

13.1Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award.  Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

13.2Stock Withholding.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value up to the maximum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.TRANSFERABILITY.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.  If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.  All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.

15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any cash or new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will not be paid unless and until the underlying Shares vest.  The value of any such dividends or distributions payable with respect to Shares that do not vest shall be forfeited.

15.2Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17.ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.NO REPRICING; EXCHANGE OR BUYOUT OF AWARDS. The Committee may not, without prior stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARS,  (ii) cancel any previously granted outstanding Option or SAR in exchange for another Option or SAR with a lower exercise price; or (iii) cancel any previously granted stock Option or SAR in exchange for cash or another award if the exercise price of the stock option or SAR exceeds the fair market value of a Share on the date of such cancellation.

19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The

Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.CORPORATE TRANSACTIONS.

21.1Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  The Board shall have full power and authority to structure one or more outstanding Awards under the Plan so that those Awards shall vest and become exercisable on an accelerated basis for all or a portion of the shares of Common Stock at the time subject to those Awards, should the Participant’s Service subsequently terminate by reason of an Involuntary Termination in connection with, or within a designated period of the effective date of, a Corporate Transaction.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, each Award that has not already terminated in accordance with the Plan or the applicable Award Agreement shall have the vesting thereunder automatically accelerate immediately prior to the effective date of the Corporate Transaction as to the portion of the shares that would have vested under such Award as if an Involuntary Termination had occurred on the day following the effective date of the Corporate Transaction, and each of those particular Awards will also become exercisable for all of the shares of Common Stock subject to the accelerated portion of such Award and may be exercised for any or all of those accelerated shares as fully vested shares of Common Stock prior to the consummation of the Corporate Transaction.  In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period.  Awards need not be treated similarly in a Corporate Transaction.

21.2Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

21.3Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.ADOPTION AND STOCKHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the later of (a) the Effective Date or (b) the date the

Board adopted the most recent increase in the number of shares of Common Stock available under Section 2 which was approved by the Company’s stockholders. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.INSIDER TRADING POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.  All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to executive officers, employees, directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28.DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means, except as otherwise provided in a Participant’s employment agreement or award Agreement, the Participant’s termination of Service because of (a) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (b) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (c) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s Service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (d) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company; or

(f) Participant’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested his/her cooperation.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Common Stock” means the common stock of the Company.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Company” means Proofpoint, Inc. or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render Services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided, however, that except with respect to Awards granted as ISOs, the Committee in its discretion may determine whether a total and permanent disability exists in accordance with non-discriminatory and uniform standards adopted by the Committee from time to time, whether temporary or permanent, partial or total, as determined by the Committee.

“Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither Service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a).if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(b).if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(c).in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d).if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Involuntary Termination” means the termination of the Service of any Participant which occurs by reason of: (a) such Participant’s involuntary dismissal or discharge by the Company for reasons other than Cause, or (b) such Participant’s voluntary resignation following (i) a change in Participant’s position with the Company which materially reduces the Participant’s duties and responsibilities or the level of management to which Participant reports, (ii) a reduction in Participant’s level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (ii) a relocation of such Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the Participant’s consent.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means cash or “Performance Shares” granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures (whether or not in comparison to other peer companies), either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)           Profit Before Tax;

(b)           Billings;

(c)           Revenue;

(d)           Net revenue and/or net revenue growth;

(e)           Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(f)            Operating income and/or operating income growth;

(g)           Operating cash flow return on income;

(h)           Adjusted operating cash flow return on income;

(i)            Operating margin;

(j)            Operating profit;

(k)           Controllable operating profit, or net operating profit;

(l)            Net Profit;

(m)          Gross margin;

(n)           Operating expenses or operating expenses as a percentage of revenue;

(o)           Net income and/or net income growth;

(p)           Earnings per share and/or earnings per share growth;

(q)           Total stockholder return and/or total stockholder return growth;

(r)            Market share;

(s)            Return on assets or net assets;

(t)            The Company’s stock price;

(u)           Growth in stockholder value relative to a pre-determined index;

(v)           Return on equity;

(w)          Return on invested capital;

(x)           Cash Flow (including free cash flow or operating cash flows)

(y)           Cash conversion cycle;

(z)           Economic value added;

(aa)         Individual confidential business objectives;

(bb)         Contract awards or backlog;

(cc)         Overhead or other expense reduction;

(dd)         Credit rating;

(ee)         Strategic plan development and implementation;

(ff)          Succession plan development and implementation;

(gg)         Improvement in workforce diversity;

(hh)         Customer indicators;

(ii)           New product invention or innovation;

(jj)           Attainment of research and development milestones;

(kk)         Improvements in productivity;

(ll)           Bookings;

(mm)      Attainment of objective operating goals and employee metrics;

(nn)         Debt or debt-to-equity;

(oo)         Liquidity;

(pp)         Intellectual property (e.g., patents)/product development;

(qq)         Profit margin;

(rr)           Control of expenses;

(ss)          Cost of goods sold; and

(tt)           Any other factor the Committee so designates.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of Service determined by the Committee, not to exceed five (5) years, during which years of Service or performance is to be measured for the Award.

“Plan” means this Proofpoint, Inc. 2012 Equity Incentive Plan, as amended and restated.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Service” shall mean Service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent or Subsidiary of the Company, subject to such further limitations as may be set forth in the Plan or the applicable

Award Agreement.  An Employee will not be deemed to have ceased to provide Service in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any Employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.

“Shares” means shares of the Company’s Common Stock and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Award (the “Notice”).

Name:

Address:

You (“you”) have been granted the opportunity to purchase Shares of Common Stock of Proofpoint, Inc. (the “Company”) that are subject to restrictions (the “Restricted Shares”) and the terms and conditions of the Plan, this Notice and the attached Restricted Stock Agreement (the “Restricted Stock Agreement”).

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Agreement, the Restricted Shares will vest and the right of repurchase shall lapse, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  If the Restricted Stock Agreement is not executed by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

PROOFPOINT, INC.	RECIPIENT:

By:	Signature

Its:	Please Print Name

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PROOFPOINT, INC.
2012 EQUITY INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of                                     , 20     by and between Proofpoint, Inc., a Delaware corporation (the “Company”), and                                                                        (“Participant”) pursuant to the Company’s 2012 Equity Incentive Plan (the “Plan”).  Unless otherwise defined herein, the terms defined in the Plan shall have the same meanings in this Agreement.

1.                                      Sale of Stock.  Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at a purchase price of $                 per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2.                                      Time and Place of Purchase.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue a stock certificate registered in Participant’s name, or uncertificated shares designated for the Participant in book entry form on the records of the Company’s transfer agent, representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal Services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.

3.                                      Restrictions on Resale.  By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing Service to the Company or a Subsidiary of the Company.

3.1                               Repurchase Right on Termination Other Than for Cause.  For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of the following:

(i)                                    termination of Participant’s Service, whether voluntary or involuntary and with or without cause;

(ii)                                resignation, retirement or death of Participant; or

(iii)                            any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Purchase Price per Share (the “Repurchase Right”).  The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice  of Restricted Stock Award.  For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.

3.2                               Exercise of Repurchase Right.  Unless the Company provides written notice to Participant within 90 days from the date of termination of Participant’s Service to the Company that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day.  Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Participant’s termination of Service.  The Company, at its choice, may

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satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price.  In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s Service unless the Company otherwise satisfies its payment obligations.  As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.

3.3                               Acceptance of Restrictions.  Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates or the notation in the Company’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 4.1 with respect thereto.  Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4                               Non-Transferability of Unvested Shares.  In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company.  Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever.  Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy.  In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right.  In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder.  In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.

3.5                               Assignment.  The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.

4.                                      Restrictive Legends and Stop Transfer Orders.

4.1                               Legends.  The certificate or certificates or book entry or book entries representing the Shares shall bear or be noted by the Company’s transfer agent with the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2                               Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3                               Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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5.                                      No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause.

6.                                      Miscellaneous.

6.1                               Acknowledgement.  The Company and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

6.2                               Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

6.3                               Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

6.4                               Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

6.5                               Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

6.6                               Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

6.7                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

6.8                               U.S. Tax Consequences.  Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares.  This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law.  In the absence of an Election (defined below), the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the minimum amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.

7.                                      Withholding Taxes.  Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings

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regarding the treatment of any Tax-Related Items in connection with any aspect of the shares received under this award, including the award or vesting of such shares, the subsequent sale of shares under this award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.

No stock certificates will be released to you, unless you have paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer.  In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding shares that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount, or (b) any other arrangement approved by the Company.  The fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or your Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

8.                                      Section 83(b) Election.  Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”).  Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares.  Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses.  Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election.  PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

The parties have executed this Agreement as of the date first set forth above.

PROOFPOINT, INC.

By:

Its:

RECIPIENT:

Signature

Please Print Name

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RECEIPT

Proofpoint, Inc. hereby acknowledges receipt of (check as applicable):

☐ A check in the amount of $

☐ The cancellation of indebtedness in the amount of $

given by                                            as consideration for the book entry in the Participant’s name or Certificate No. -     for                          shares of Common Stock of Proofpoint, Inc.

Dated:

PROOFPOINT, INC.

By:

Its:

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RECEIPT AND CONSENT

The undersigned Participant hereby acknowledges the book entry in the Participant’s name or receipt of a photocopy of Certificate No. -                 for                                  shares of Common Stock of Proofpoint, Inc. (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.  To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Agreement, Participant has executed the attached Assignment Separate from Certificate.

Dated:                                           , 20

Signature

Please Print Name

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STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement dated as of                                     ,         , [COMPLETE AT THE TIME OF PURCHASE] (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto                                                       ,                      shares of the Common Stock $0.0001, par value per share, of Proofpoint, Inc., a Delaware  corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented hereby by book entry or by Certificate No(s).               [COMPLETE AT THE TIME OF PURCHASE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:                                   ,

PARTICIPANT

(Signature)

(Please Print Name)

Instructions to Participant:  Please do not fill in any blanks other than the signature line.  The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

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PROOFPOINT, INC.
2012 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Option Grant (the “Notice”) and the Stock Option Agreement (the “Option Agreement”).

Name:

Address:

You ( “you”) have been granted an Option to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Option Agreement.

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise price per Share:

Total Number of Shares:

Type of Option:	☐ Non-Qualified Stock Option

☐ Incentive Stock Option

Expiration Date:	, 20 ; This Option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement.

Vesting Schedule:

This Option becomes exercisable with respect to the first     % of the shares subject to this Option when you complete        months of continuous Service from the Vesting Commencement Date. Thereafter, this Option becomes exercisable with respect to an additional     % of the shares subject to this Option when you complete each month of Service.

By accepting this Option, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and the Option Agreement.  By accepting this Option, you consent to electronic delivery as set forth in the Option Agreement.

OPTIONEE:	PROOFPOINT, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

You have been granted an Option by Proofpoint, Inc. (the “Company”) under the 2012 Equity Incentive Plan (the “Plan”) to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Stock Option Agreement (the “Agreement”).

1.                                      Grant of Option.  You have been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share set forth in the Notice (the “exercise price”).  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.  If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NSO”).

2.                                      Termination Period.

(a)                                 General Rule.  If your Service terminates for any reason except death or Disability, then this Option will expire at the close of business at Company headquarters on the date three months after your termination date.  The Company determines when your Service terminates for this purpose.

(b)                                 Death; Disability.  If you die before your Service terminates, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date of death.  If your Service terminates because of your Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after your termination date.

(c)                                  Cause.  Upon termination of your Service for Cause, this Option shall expire on your termination date.  For purposes of this Agreement, “Cause” shall be defined in the Plan unless expressly provided otherwise in an employment agreement between you and the Company.

(d)                                 You are responsible for keeping track of these exercise periods following your termination of Service for any reason.  The Company will not provide further notice of such periods.  In no event shall this Option be exercised later than the Expiration Date set forth in the Notice.

3.                                      Exercise of Option.

(a)                                 Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement.  In the event of your death, Disability, or other cessation of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Agreement.  This Option may not be exercised for a fraction of a Share.

(b)                                 Method of Exercise.  This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate exercise price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate exercise price and any applicable tax withholding due upon exercise of the Option.

(c)                                  Exercise by Another.  If another person wants to exercise this Option after it has been transferred to him or her, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option.  That person must also complete the proper Notice of Exercise form (as described above) and pay the exercise price (as described below) and any applicable tax withholding due upon exercise of the Option (as described below).

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4.                                      Method of Payment.  Payment of the aggregate exercise price shall be by any of the following, or a combination thereof, at the election of you:

(a)                                 your personal check, a cashier’s check or a money order;

(b)                                 certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company; the value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price.  Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you.  However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price of your Option if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes;

(c)                                  irrevocable directions to a securities broker approved by the Company to sell all or part of your Option Shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes.  The balance of the sale proceeds, if any, will be delivered to you.  The directions must be given by signing a special notice of exercise form provided by the Company; or

(d)                                 other method authorized by the Company.

5.                                      Non-Transferability of Option.  In general, only you may exercise this Option prior to your death.  You may not transfer or assign this Option, except as provided below.  For instance, you may not sell this Option or use it as security for a loan.  If you attempt to do any of these things, this Option will immediately become invalid.  You may, however, dispose of this Option in your will or in a beneficiary designation.  However, if this Option is designated as a NSO in the Notice, then the Committee (as defined in the Plan) may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members.  For purposes of this Agreement, “family member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in- law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.  In addition, if this Option is designated as a NSO in the Notice, then the Committee may, in its sole discretion, allow you to transfer this Option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.  The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.  This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of you only by you unless otherwise permitted by the Committee on a case-by-case basis.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of you.

6.                                      Term of Option.  This Option shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the grant date (five years after the grant date if this Option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).

7.                                      Tax Consequences.  You should consult a tax advisor for tax consequences relating to this Option in the jurisdiction in which you are subject to tax.  YOU SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)                                 Exercising the Option.  You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the Option exercise.

(b)                                 Notice of Disqualifying Disposition of ISO Shares.  If you sell or otherwise dispose of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, you shall immediately notify the Company in writing of such disposition.  You agree that you may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current compensation paid to you.

8.                                      Withholding Taxes and Stock Withholding.  Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or

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other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer.  In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this Option, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date of the Option exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this Section.

9.                                      Acknowledgement.  The Company and you agree that the Option is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  you: (i) acknowledge receipt of a copy of the Plan and the Plan prospectus, (ii) represents that you have carefully read and is familiar with their provisions, and (iii) hereby accept the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.  You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Agreement.

10.                               Consent to Electronic Delivery of All Plan Documents and Disclosures.  By your acceptance of this Option, you consent to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.  You acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost if you contact the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com.  You further acknowledge that you will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, you understand that you must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, you understand that your consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if you have provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, you understand that you are not required to consent to electronic delivery.

11.                               Compliance with Laws and Regulations.  The Company will not permit anyone to exercise this Option if the issuance of shares at that time would violate any law or regulation, including without limitation all applicable state, federal and foreign laws and regulations and all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance.

12.                               Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

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13.                               No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate your Service, for any reason, with or without cause.

14.                               Adjustment.  In the event of a stock split, a stock dividend or a similar change in Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted pursuant to the Plan.

15.                               Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, you hereby agree not to sell, make any short sale of, loan, grant any Option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section shall continue to apply until the end of the third trading day following the expiration of the fifteen (15)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  In no event will the restricted period extend beyond two hundred sixteen (216) days after the effective date of the registration statement.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option.  Any prior agreements, commitments or negotiations concerning this Option are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF PERFORMANCE SHARES AWARD

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Performance Shares Award (the “Notice”) and the attached Performance Shares Award Agreement (hereinafter “Performance Shares Agreement”).

Name:

Address:

You (“you”) have been granted an award of Performance Shares under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Performance Shares Agreement.

Number of Shares:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Performance Shares Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or Service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Performance Shares Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting pursuant to this Notice is earned only upon the applicable certification of attainment of the requisite Performance Factors enumerated above while still in Service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the Performance Shares Award Agreement and the Plan, both of which are incorporated herein by reference.  Participant has read both the Performance Shares Agreement and the Plan.  By accepting this Performance Share Award, you consent to electronic delivery as set forth in the Performance Shares Agreement.

PARTICIPANT	PROOFPOINT, INC.

Print Name:	Its:

Signature:	By:

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

PERFORMANCE SHARES AGREEMENT

Participant has been granted a Performance Shares Award (“Performance Shares Award”) by Proofpoint, Inc. (the “Company”) under the 2012 Equity Incentive Plan (the “Plan”) subject to the terms, restrictions and conditions of the Plan, the Notice of Performance Shares Award (“Notice”) and this Agreement.

1.             Settlement.  Performance Shares shall be settled in Shares and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable after achievement of the Performance Factors enumerated in the Notice.

2.             Stockholder Rights.  Participant shall have no right to dividends or to vote Shares until Participant is recorded as the holder of such Shares on the stock records of the Company and its transfer agent.

3.             No-Transfer.  Participant’s interest in this Performance Shares Award shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

4.             Termination.  Upon Participant’s termination of Service for any reason, all of Participant’s rights under the Plan, this Agreement and the Notice in respect of this Award shall immediately terminate.  In case of any dispute as to whether a termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

5.             Tax Consequences.  Participant acknowledges that there will be tax consequences upon issuance of the Shares, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition in the jurisdiction in which he or she is subject to tax.  Shares shall not be issued under this Agreement unless Participant makes arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the acquisition or vesting of Shares.  With the Company’s consent, these arrangements may include withholding shares of Company stock that otherwise would be issued to Participant in connection with this Agreement.  The value of these shares, determined as of the effective date of issuance or vesting, will be applied to the withholding taxes.

6.             Withholding Taxes.  Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the shares received under this award, including the award or vesting of such shares, the subsequent sale of shares under this award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.

No stock certificates will be released to you, unless you have paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer.  In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding shares that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount , (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or your Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

7.             Acknowledgement.  The Company and Participant agree that the Performance Shares Award is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that

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Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Performance Shares Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice.

8.             Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

9.             Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

10.          Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

11.          No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s Service, for any reason, with or without cause.

12.          Consent to Electronic Delivery of All Plan Documents and Disclosures.  By Participant’s acceptance of this Performance Shares Award, Participant consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to this Performance Shares Award. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.

BY ACCEPTING THIS PERFORMANCE SHARE AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (the “Notice”).

Name:

Address:

You (the “Participant”) have been granted an award of Stock Appreciation Rights (“SARs”) of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Appreciation Right Agreement (the “SAR Agreement”).

Grant Number:

Date of Grant:

Vesting Commencement Date:

Fair Market Value on Date of Grant:

Total Number of Shares:

Expiration Date:

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the SAR Agreement, the SAR will vest and may be exercised, in whole or in part, in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or Service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the SAR Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the SARs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  By accepting this SAR, you consent to electronic delivery as set forth in the SAR Agreement.

PARTICIPANT:	PROOFPOINT, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Participant has been granted Stock Appreciation Rights (“SARs”) by Proofpoint, Inc. (the “Company”) under the 2012 Equity Incentive Plan (the “Plan”), subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Award (the “Notice”) and this Stock Appreciation Right Agreement (the “Agreement”).

1.             Grant of SAR.  The Participant named in the Notice has been granted a SAR for the number of Shares set forth in the Notice at the fair market value set forth in the Notice.  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

2.             Termination Period.

(a)           General Rule.  Except as provided below, and subject to the Plan, this SAR may be exercised for 3 months after termination of Participant’s Service.  In no event shall this SAR be exercised later than the Expiration Date set forth in the Notice.

(b)           Death; Disability.  Unless provided otherwise in the Notice, upon the termination of Participant’s Service to the Company by reason of his or her Disability or death, or if a Participant dies within three months of the date of termination of Service, this SAR may be exercised for twelve months following the date Participant terminate’s Service, provided that in no event shall this SAR be exercised later than the Expiration Date set forth in the Notice.

(c)           Cause.  Upon Participant’s termination of Service for Cause, the SAR shall expire on Participant’s termination date.  For purposes of this Agreement, “Cause” shall be defined in the Plan.

3.             Vesting Rights.  Subject to the applicable provisions of the Plan and this Agreement, this SAR may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.

4.             Exercise of SAR.

(a)           Right to Exercise.  This SAR is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement.  In the event of Participant’s death, Disability, termination for Cause or other termination, the exercisability of the SAR is governed by the applicable provisions of the Plan, the Notice and this Agreement.

(b)           Method of Exercise.  This SAR is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the SAR, the number of SARS to be exercised (the “Exercised SARs”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company.  This SAR shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice and any applicable tax withholding due upon exercise of the SAR.

(c)           No Shares shall be issued pursuant to the exercise of this SAR unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the SAR is exercised with respect to such Exercised Shares.

5.             Non-Transferability of SAR.  This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant unless otherwise permitted by the Committee on a case-by-case basis.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

6.             Term of SAR.  This SAR shall in any event expire on the expiration date set forth in the Notice, which date is 10 years after the Date of Grant.

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7.             Tax Consequences.  Participants should consult a tax adviser for tax consequences relating to this SAR in their respective jurisdiction.  THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS SAR.  If the Participant is an Employee or a former Employee, the Company may be required to withhold from his or her compensation an amount equal to the minimum amount the Company is required to withhold for income and employment taxes or collect from Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise.

8.             Withholding Taxes and Stock Withholding.  Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SAR grant, including the grant, vesting or exercise of the SAR, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the SAR to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the SAR, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer.  In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when you exercise this SAR, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date of the SAR exercise, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

9.             Acknowledgement.  The Company and Participant agree that the SAR is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the SAR subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

10.          Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

11.          Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

12.          Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

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13.          No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause.

14.          Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this SAR, Participant consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the SAR. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.

BY ACCEPTING THIS SAR, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

4

PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”) and the attached Award Agreement (Restricted Stock Unit Agreement) (hereinafter “RSU Agreement”).

Name:
Employee ID#:

You (“you”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached RSU Agreement.

Number of RSUs:
Date of Grant:
Vesting Commencement Date:
Expiration Date:
Vesting Schedule:
Additional Terms:

You understand that your employment or consulting relationship or Service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the RSU Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  By accepting this RSU, you consent to electronic delivery as set forth in the RSU Agreement.

PARTICIPANT	PROOFPOINT, INC.
Signature: _________________________________	By: _________________________________
Print Name: _________________________________	Its: _________________________________

1

PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

1.Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice.  Settlement of RSUs shall be in Shares.

2.No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

3.Dividend Equivalents.  Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4.No Transfer.  The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5.Termination.  If Participant’s Service terminates  for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.  In case of any dispute as to whether Participant’s termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination  has occurred and the effective date of such termination.

6.Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement and/or disposition in the jurisdiction where he or she is subject to tax.

7.Withholding Taxes and Stock Withholding.  Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.

Prior to the settlement of your RSUs, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer.  In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise

2

would be issued to you when your RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

8.Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan.  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

9.Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

10.Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

11.Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

12.No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause.

13.Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this RSU, Participant consents to the electronic delivery of the Notice, this RSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet

3

or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.

BY ACCEPTING THIS RSU, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

(INTERNATIONAL)

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”) and the attached Award Agreement (Restricted Stock Unit Agreement) (hereinafter “RSU Agreement”).

Name:
Employee ID#:

You (“you”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached RSU Agreement.

Number of RSUs:
Date of Grant:
Vesting Commencement Date:
Expiration Date:
Vesting Schedule:

Additional Terms:

Nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company or any Parent, Subsidiary or affiliate of your Employer’s for any period of time.  You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  By accepting this RSU, you consent to electronic delivery as set forth in the RSU Agreement.

PARTICIPANT	PROOFPOINT, INC.
Signature: _________________________________	By: _________________________________
Print Name: _________________________________	Its: _________________________________

1

PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(INTERNATIONAL)

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

12.Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice.  Settlement of RSUs shall be in Shares.

13.No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

14.Dividend Equivalents.  Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

15.No Transfer.  The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

16.Termination.  If Participant’s Service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.  For purposes of the RSUs, your Service will be considered terminated as of the date you are no longer providing services to the Company, its Parent or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any)(the “Termination Date”). The Committee shall have the exclusive discretion to determine whether such termination has occurred and the effective date of such termination.  Unless otherwise provided in this Agreement or determined by the Company, your right to vest in the RSUs under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., your period of services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any).

17.Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement and/or disposition in the jurisdiction where he or she is subject to tax.  YOU SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH YOU RESIDE OR ARE SUBJECT TO TAXATION BEFORE THE RSUS SETTLE OR BEFORE DISPOSING OF THE SHARES.

18.Withholding Taxes and Stock Withholding.  Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.  You

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acknowledge that if you are subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the settlement of your RSUs, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer.  In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

19.Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan.  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

20.Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

21.Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the issuance of any Shares pursuant to this RSU, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

22.Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect

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to principles of conflicts of law.  For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of Delaware and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States for the Northern District of California and no other courts.

12.No Rights as Employee, Director or Consultant.  Nothing in this Agreement or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company or any Parent, Subsidiary or affiliate of your Employer’s for any period of time.

13.Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this RSU, Participant consents to the electronic delivery of the Notice, this RSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.  To the extent you have been provided with a copy of this Agreement, Plan prospectuses required by the Securities and Exchange Commission, or any other documents relating to the grant in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

14.Data Privacy.

(a)You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other grant materials by and among, as applicable, the Employer, the Company and its Parent, and Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan (“Data”).

(b)You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan.

(c)You understand that Data may be transferred to a Company-designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country.  You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting

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your local human resources representative.  you authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative.  Further, you understand that you are providing the consents herein on a purely voluntary basis.  If you do not consent, or if you later seek to revoke your consent, your employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you RSUs, options or other equity awards or administer or maintain such awards.  Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

15.Nature of Grant.

In accepting the RSUs, you acknowledge, understand and agree that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the award of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c)all decisions with respect to future RSUs or other awards, if any, will be at the sole discretion of the Company;

(d)the RSU award and your participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company,  the Employer or any Parent, or Subsidiary, and shall not interfere with the ability of the Company, the Employer or any Parent, or Subsidiary, as applicable, to terminate your employment or service relationship (if any);

(e)you are voluntarily participating in the Plan;

(f)the RSUs and any Shares issued under the Plan are not intended to replace any pension rights or compensation;

(g)the RSUs and any Shares issued under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;

(i)if your RSUs are settled and you are issued Shares, the value of such Shares may increase or decrease in value;

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(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from you ceasing to provide employment or other services to the Company or the Employer (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and in consideration of the award of the RSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, its Parent, any of its Subsidiaries or the Employer, waive your ability, if any, to bring any such claim, and release the Company, its Parent, Subsidiaries and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(l)the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose; and

(m)you acknowledge and agree that neither the Company, the Employer nor any Parent, or Subsidiary shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any Shares issued upon settlement.

(n)Appendix.  Notwithstanding any provisions in this Agreement, the RSU award shall be subject to any special terms and conditions set forth in the Appendix to this Agreement for your country (the “Appendix”) set forth as an attachment to this Agreement.  Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Agreement.

(o)Imposition of Other Requirements.  The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs and on any Shares issued upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

BY ACCEPTING THIS RSU, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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PROOFPOINT INC.

2012 EQUITY INCENTIVE PLAN AND ISRAELI APPENDIX

NOTICE OF RESTRICTED STOCK UNIT AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan and its Israeli Appendix (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”) and the attached Award Agreement (Restricted Stock Unit Agreement) (hereinafter “RSU Agreement”).

Name:
Employee ID#:

You (“you”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached RSU Agreement.

Number of RSUs:
Date of Grant:
Tax Route:	X	Option designated as 102 Capital Gains Route (with Trustee)
	___	Option designated as 102 Ordinary Income Route (with Trustee)
	___	Option designated as 102 Non-Trustee Award
	___	Option designated as 3(9) Award
	___	Other
Vesting Commencement Date:
Expiration Date:
Vesting Schedule:
Additional Terms:

You understand that your employment or consulting relationship or Service with the Company or any Affiliate is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the RSU Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company or any Affiliate.  By accepting this RSU, you consent to electronic delivery as set forth in the RSU Agreement.

PARTICIPANT	PROOFPOINT, INC.
Signature: _________________________________	By: _________________________________
Print Name: _________________________________	Its: _________________________________

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN AND ISRAELI APPENDIX

RESTRICTED STOCK UNIT AGREEMENT

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

The Board has adopted the Plan for the purpose of retaining the services of selected Employees, Directors and Consultants and other independent advisors who provide services to the Company (or any Affiliate).

1.

Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice.  Settlement of RSUs shall be in Shares, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until the holder has satisfied any applicable tax withholding obligations pursuant to Section 10 below and such issuance otherwise complies with all applicable law.  As applicable, the Company shall issue and register the Shares in the name of the Trustee for the benefit of the Participant.

2.

Acceptance of Agreement.   By signing this RSU Agreement, the Participant: (a) represents that the Participant has received copies of, and has read and is familiar with the terms and conditions of, the Notice, the Plan and this RSU Agreement, (b) accepts the RSU, the Shares issued upon the exercise thereof and/or any securities issued or distributed with respect thereto are subject to all of the terms and conditions of the Notice, the Plan this RSU Agreement, the Trust Agreement and any other documents ancillary hereto or thereto, and (c) agrees to accept as binding, conclusive and final all decisions and interpretations of the Board or the Committee upon any questions arising under the Notice, the Plan or this RSU Agreement (whether before or after the issuance of Shares pursuant to the RSUs).  While certain terms and conditions are included in this RSU Agreement, such terms and conditions shall not in any way derogate from the applicability of all other terms and conditions set forth in the Plan.  The Participant acknowledges that the terms and conditions of the Plan may be amended from time to time as set forth therein, and therefore, any reference to the Plan shall be deemed to refer to the Plan as amended from time to time, including any amendments adopted after the date of grant.  Unless otherwise stated, in the event of any inconsistency or contradiction between any of the terms of this RSU Agreement and the provisions of the Plan, the terms and provisions of this RSU Agreement shall prevail.

3.

No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.

4.	Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
5.	No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

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6.

Trust. RSUs subject to tax under Section 102 Trustee Capital Gains Route and any Shares issued upon conversion thereof shall be held or controlled by the Trustee, as required under Section 102 in accordance with the provisions of Section 102, the Plan and this RSU Agreement.

7.	Section 102 Awards.
7.1.

Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to an “Employee” within the meaning of Section 102(a) of the Ordinance (which as of the date hereof means (i) individuals employed by an Israeli company being the Company or any of its Affiliates, and (ii) individuals who are serving and are engaged personally (and not through an entity) as “Office Holders” by such an Israeli company), but may not be granted to a Controlling Shareholder (“Eligible 102 Participants”).  Eligible 102 Participants may receive only 102 Awards, which may either be granted to a Trustee or granted under Section 102 of the Ordinance without a Trustee.

7.2.	102 Award Grant Date.
7.2.1.

Each 102 Award will be deemed granted on the date determined by the Committee, subject to Section 7.2.2, provided that (i) the Participant has signed all documents required by the Company or pursuant to applicable law, and (ii) with respect to 102 Trustee Awards, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA, and if this RSU Agreement is not signed and delivered by the Participant within 90 days from the date determined by the Committee (subject to Section 7.2.2), then such 102 Trustee Award shall be deemed granted on such later date as this RSU Agreement is signed and delivered and on which the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in the Notice or in any corporate resolution or any agreement.

7.2.2.

Unless otherwise permitted by the Ordinance, or in writing by the ITA any grants of 102 Trustee Awards that are made on or after the date of the adoption of this Plan or an amendment to this Plan, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of this Plan or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into this Agreement and any agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section.  In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in the Notice or in any corporate resolution or any agreement.

7.2.3.

To the extent and with respect to 102 Trustee Awards, the Participant acknowledges, undertakes and confirms that: (i) the Participant fully understand that Section 102 Ordinance and the rules and regulations enacted thereunder apply to the RSUs, and (ii) the Participant understands the provisions of Section 102 of the Ordinance, the tax track chosen thereunder and the implications thereof.  If applicable, the terms of such RSUs shall also be subject to the terms of the Trust Agreement made between the Company and the Trustee for the

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benefit of the Participant, and the Participant shall sign all documents requested by the Company or the Trustee, in accordance with and under the trust agreement.  A copy of the trust agreement is available for the Participant’s review, during normal working hours, at the Company’s offices.

7.3.

Participant Undertaking. Without derogating from the generality of the foregoing, to the extent and with respect to any RSUs that are 102 Capital Gain Track Awards, and as required by Section 102 of the Ordinance and the Rules, the Participant acknowledges, undertakes and confirms in writing the following (which shall be apply and relate to all Awards granted to the Participant, whether under this Plan or other plans maintained by the Company, and whether prior to or after the date hereof, if any):

7.3.1.

The Participant shall comply with all terms and conditions set forth in Section 102 of the Ordinance with regard to the “Capital Gain Track” and the applicable rules and regulations promulgated thereunder, as amended from time to time;

7.3.2.

The Participant is familiar with, and understand the provisions of, Section 102 of the Ordinance in general, and the tax arrangement under the “Capital Gain Track” in particular, and its tax consequences; the Participant agrees that the RSUs and Shares that may be issued upon settlement thereof (or otherwise in relation thereto), will be held by a trustee appointed pursuant to Section 102 of the Ordinance for at least the duration of the Holding Period, as defined in Section 102 under the “Capital Gain Track”.  The Participant understands that any release of such RSUs or Shares from trust, or any sale of the Share prior to the termination of the Holding Period, will result in taxation at marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

7.3.3.

The Participant agrees to the trust agreement signed between the Company and the trustee appointed pursuant to Section 102 of the Ordinance and shall sign all documents requested by the Company or the Trustee, in accordance with and under the trust agreement.

8.

Termination.  If Participant’s Service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.  In case of any dispute as to whether Participant’s termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

9.

Tax Matters and Consultation.  THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING RSUS HEREUNDER.  THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.  Notwithstanding anything to the contrary herein or in the Plan, including its Israeli appendix, and notwithstanding anything to the contrary, including the indication under “Type of Award” above, the Company shall be under no duty to ensure, and no representation or commitment is made, that the RSU qualifies or will qualify under any particular tax treatment (such as Section 102, ISO or any other treatment), nor shall the Company be required to take any action for the qualification of any RSU under such tax treatment.  If the RSUs do not qualify under any particular tax treatment it could result in adverse tax consequences to the Participant.  By signing below, Participant agrees that the Company and its Affiliates and their respective employees, directors, officers and shareholders shall not be liable for any tax, penalty, interest or cost incurred by Participant as a result of such determination, nor will any of them have any liability of any kind or

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nature in the event that, for any reason whatsoever, an RSU does not qualify for any particular tax treatment.
10.

Withholding Taxes and Stock Withholding.    Participant with more than one residency for tax purposes may be subject to taxation in several jurisdictions. Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer and/or the Trustee (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the award, including the settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.

Prior to the settlement of your RSUs, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer and/or the Trustee to satisfy all withholding and payment on account obligations of the Company and/or the Employer and/or the Trustee.  In this regard, you authorize the Company and/or the Employer and/or the Trustee to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer and/or the Trustee.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to you when your RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or the Employer or the Trustee any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

11.

Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan.  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan, the Notice and the Trust Agreement and any other documents ancillary hereto or thereto.

12.

Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

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13.

Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Ordinary Shares may be listed or quoted at the time of such issuance or transfer.

14.

No Liability of Company. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Shares pursuant to this RSU shall relieve the Company of any liability with respect to the non-issuance of the Shares as to which such approval shall not have been obtained.

15.

Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State Israel, without giving effect to principles of conflicts of law, provided that if this RSU Agreement is assumed by a successor company which is incorporated in a different jurisdiction, for corporate and security law purposes, the Agreement shall be governed by the laws of such jurisdiction (except its choice-of-law provisions).

16.

No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s Service, for any reason, with or without cause.

17.

Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this RSU, Participant consents to the electronic delivery of the Notice, this RSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company and its successors and assigns, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail: equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail. Finally, Participant understands that Participant is not required to consent to electronic delivery.

18.	Successors and Assigns. Subject to the limitations set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the

6

Company and its successors and assigns and Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate.

BY ACCEPTING THIS RSU, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

(INTERNATIONAL)

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”) and the attached Award Agreement (Restricted Stock Unit Agreement) (hereinafter “RSU Agreement”).

Name:
Employee ID#:

You (“you”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached RSU Agreement.

Number of RSUs:
Date of Grant:
Vesting Commencement Date:
Expiration Date:
Vesting Schedule:
Additional Terms:

Nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company or any Parent, Subsidiary or affiliate of your Employer’s for any period of time.  You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  By accepting this RSU, you consent to electronic delivery as set forth in the RSU Agreement.

PARTICIPANT	PROOFPOINT, INC.
Signature: _________________________________	By: _________________________________
Print Name: _________________________________	Its: _________________________________

1

PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(INTERNATIONAL)

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

23.Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice.  Settlement of RSUs shall be in Shares.  Fractional Shares will not be issued.

24.No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.

25.Dividend Equivalents.  Dividend equivalents, if any (whether in cash or Shares), shall not be credited to Participant.

26.No Transfer.  The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of other than by will or by the laws of descent or distribution.

27.Termination.  If Participant’s Service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate, without payment of any consideration to you.  For purposes of the RSUs, your Service will be considered terminated as of the date you are no longer providing services to the Company, its Parent or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where you are employed or the terms of your employment agreement, if any) (the “Termination Date”). The Committee shall have the exclusive discretion to determine whether such termination has occurred and the effective date of such termination.  Unless otherwise provided in this Agreement or determined by the Company, your right to vest in the RSUs under the Plan, if any, will terminate as of the Termination Date and will not be extended by any notice period (e.g., your period of services would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any).

28.Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition in the jurisdiction where he or she is subject to tax.  YOU SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN THE COUNTRY OR COUNTRIES IN WHICH YOU RESIDE OR ARE SUBJECT TO TAXATION BEFORE THE RSUS SETTLE OR BEFORE DISPOSING OF THE SHARES.

29.Withholding Taxes and Stock Withholding.  Regardless of any action the Company or your actual employer (the “Employer”) takes with respect to any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax related items in connection with your participation in the Plan, you acknowledge that you are ultimately responsible for the payment of all taxes associated with your participation in the Plan, and that your tax liabilities may exceed the amount withheld by the Company or your Employer. You further

2

acknowledge that the Company and your Employer (i) make no representations or undertakings regarding the taxes due in connection with the grant of RSUs, the issuance or sale of the Shares, or any related transactions; and (ii) are not under any obligation to structure the terms of the RSUs for any particular tax outcome. Further, if you are subject to tax in more than one jurisdiction, you acknowledge that the Company or your Employer may be required to withhold taxes in more than one jurisdiction.

Prior to any tax withholding event, if applicable, you agree to pay or make adequate arrangements to satisfy all applicable taxes (including any withholding required by Company policy). You authorize the Company and your Employer to satisfy their withholding obligations with regard to all taxes by one or a combination of the following:  (a) withholding from your wages or other cash compensation payable to you by the Company or your Employer; (b) withholding from the proceeds of the sale of Shares acquired upon RSUs of the RSUs, either through a voluntary sale or through a mandatory sale arranged by the Company on your behalf pursuant to this authorization, without your further consent or direction; (c) withholding in Shares otherwise issuable upon vesting of the RSUs; or (d) payment in cash, certified or cashier’s check, or wire transfer at the time of the tax withholding event.

The Company or your Employer may withhold or account for taxes by considering applicable statutory withholding rates, including maximum applicable rates, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. The Company or your Employer may make further withholding or collect funds by any of the methods noted above if the initial withholding is insufficient to cover the applicable tax liability. If the obligation for taxes is satisfied by withholding in Shares, you will be deemed for tax purposes to have been issued the full number of shares subject to the RSUs, notwithstanding that a number of the Shares may be held back solely for the purpose of paying taxes due.

If you are covered by a Company specific tax policy, you agree to pay any additional tax obligation calculated and paid or payable under the terms and conditions of such policy.

You acknowledge that you may be required to file tax returns and/or report Plan related income and gains on future tax returns in connection with your participation in the Plan, even if you have not been required to file tax returns in the past.

Finally, you must pay to the Company or your Employer any amount of taxes that they may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described and you agree to indemnify each of them for any liabilities or other costs they may incur on your behalf. The Company may refuse to issue or deliver the Shares or proceeds of the sale of Shares if you fail to comply with your obligations.

30.Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan.  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

31.Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the acquisition of the Shares hereunder are superseded.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

32.Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which

3

the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.  As a condition to the issuance of any Shares pursuant to this RSU, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

33.Governing Law; Forum choice; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.  For purposes of litigating any dispute that may arise directly or indirectly from the Plan, the Notice and this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts of the United States for the Northern District of California and no other courts.

12.No Rights as Employee, Director or Consultant.  Nothing in this Agreement or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company or any Parent, Subsidiary or affiliate of your Employer’s for any period of time.

13.Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this RSU, Participant consents to the electronic delivery of the Notice, this RSU Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.  To the extent you have been provided with a copy of this Agreement, Plan prospectuses required by the Securities and Exchange Commission, or any other documents relating to the grant in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

14.Data Privacy.

4

(a)You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other grant materials by and among, as applicable, the Employer, the Company and its Parent, and Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan (“Data”). This express consent is in addition to and does not affect any other consent you may have provided regarding the processing of your personal information.

(b)You understand that the Company and the Employer may hold certain personal information about you (both sensitive and non-sensitive), including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, citizenship, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan.

(c)You understand that Data may be transferred to a Company-designated Plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country.  You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative.  you authorizes the Company, its designated Plan broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative.  Further, you understand that you are providing the consents herein on a purely voluntary basis.  If you do not consent, or if you later seek to revoke your consent, your employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you RSUs, options or other equity awards or administer or maintain such awards, which may result in a forfeiture of outstanding awards.  Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan.  For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

15.Nature of Grant.

In accepting the RSUs, you acknowledge, understand and agree that:

(d)the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(e)the award of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(f)all decisions with respect to future RSUs or other awards, if any, will be at the sole discretion of the Company;

(g)the RSU award and your participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any Parent,

5

or Subsidiary, and shall not interfere with the ability of the Company, the Employer or any Parent, or Subsidiary, as applicable, to terminate your employment or service relationship (if any);

(h)you are voluntarily participating in the Plan;

(i)the RSUs and any Shares issued under the Plan are not intended to replace any pension rights, retirement benefits or other compensation;

(j)the RSUs and any Shares issued under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(k)the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;

(l)if your RSUs are settled and you are issued Shares, the value of such Shares may increase or decrease in value;

(m)no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from you ceasing to provide employment or other services to the Company or the Employer (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and in consideration of the award of the RSUs to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company, its Parent, any of its Subsidiaries or the Employer, waive your ability, if any, to bring any such claim, and release the Company, its Parent, Subsidiaries and the Employer from any such claim, even if your termination constitutes an unfair dismissal; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(n)unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(o)the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose; and

(p)you acknowledge and agree that neither the Company, the Employer nor any Parent, or Subsidiary shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSUs or the subsequent sale of any Shares issued upon settlement.

16.Insider Trading Restrictions/Market Abuse Laws.  You acknowledge that, depending on the laws of applicable jurisdictions, including but not limited to your country and the United States, you may be subject to insider trading restrictions and/or market abuse laws, which may affect your ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs) or rights linked to the value of Shares under the Plan during such times as you are considered to have “material non-public information” or “inside information” regarding the Company (as defined by the laws or regulations in the relevant jurisdictions).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. You acknowledge that it is your responsibility to comply with any applicable restrictions, and you should speak to your personal advisor on this matter.

6

17.Foreign Asset/Account Reporting. You acknowledge that there may be certain foreign asset and/or account reporting requirements which may affect your ability to acquire Shares or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on Shares acquired under the Plan) in a brokerage or bank account outside your country. You may be required to report such accounts, assets or transactions to the tax or other authorities in your country.

18.Language.  You acknowledge that you are proficient in the English language and understand the provisions in this RSU Agreement and the Plan.  If you have received this RSU Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

19.Appendix.  Notwithstanding any provisions in this Agreement, the RSU award shall be subject to any special terms and conditions set forth in the Appendix to this Agreement for your country (the “Appendix”) set forth as an attachment to this Agreement.  Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Agreement.

20.Imposition of Other Requirements.  The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs and on any Shares issued upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

21.Award Subject to Company Clawback or Recoupment.  To the extent permitted by applicable law, the RSUs shall be subject to clawback or recoupment pursuant to any clawback or recoupment policy adopted by the Board or the Committee or required by law during the term of your employment or other Service that is applicable to you.  In addition to any other remedies available under such policy, applicable law may require the cancellation of your RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to your RSUs.

BY ACCEPTING THIS RSU, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

7

APPENDIX

8

Special Terms and Conditions to

Restricted Stock Unit Agreement

under the 2012 Equity Incentive Plan

(International)

Terms and Conditions

Terms and Conditions

This Appendix includes terms and conditions that may apply to you. By participating in the Plan, you acknowledge and accept that you may be subject to the country-specific restrictions and requirements if you reside in any of the countries listed below. The applicable local laws may impose special requirements regarding the grant or vesting of your RSUs or the sale of the Shares. There may also be rules regarding reporting and/or repatriation of funds. You should familiarize yourself with the applicable country-specific requirements. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, are considered a resident or citizen of another country for local law purposes, or transfer residence between countries after the grant date, you may need to comply with country-specific restrictions and requirements applicable to the Plan in more than one country.

The information in this Appendix is based on the securities, exchange control, tax and other laws in effect in the respective countries as of January 2019.  It is important to note that the legislation and any country-specific information is subject to change from time to time. As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that the RSUs vest or settle or you sell Shares acquired under the Plan.  Even if no information on your country is provided below at this time, additional country-specific requirements may be applicable in the future.

Disclaimer

Please note that the information provided in this supplement is in summary form and is not exhaustive. The information should not be considered as legal or tax advice, and should be read as general guidance only. Individual circumstances and case-specific facts may alter the treatment of any shares acquired under the Plan.  Neither the Company, nor any affiliate or third party will accept responsibility for any loss or liability caused by your reliance on the information in this supplement. You are strongly encouraged to seek independent tax, legal and/or financial advice in connection with your participation in the Plan.

Exchange Controls

You are responsible for complying with all applicable tax, foreign asset reporting and/or exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired under the Plan. Prior to the vesting of the RSUs or transferring funds from or into your country, you should also consult the local bank and/or your exchange control advisor as interpretations of the applicable regulations may vary; additionally, exchange control rules and regulations are subject to change without notice.

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AUSTRALIA

Exchange Controls

There is a reporting requirement to the Reserve Bank of Australia where funds greater than AUD 10,000 are transferred. If an Australian bank is assisting you with the transaction, the bank will file the report on your behalf.  If there is no Australian bank involved in the transfer, you will be required to file the report.

Securities Laws

The offer of RSUs is intended to comply with the provisions of the Corporations Act 2001 and ASIC Class Order CO 14/1000.  Additional details are set forth in the offer document which will be provided to you with the RSU Agreement. Neither the Company nor your Employer makes any representation regarding the future value of any Shares you may acquire upon the vesting of your RSUs.  If you acquire Shares and then offer the Shares for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements.  You will need to contact the Company to determine if such offer will be permitted.

Data Privacy

We expressly inform you that, if you participate in the Plan:

•

you consent to Proofpoint Pty Ltd, any of its related bodies corporate or any third party, collecting the personal information (including sensitive information) necessary to administer the Plan and disclosing any personal information necessary to administer the Plan to the company, any of its related bodies corporate or any third party engaged to assist in implementing the Plan, who may be situated in or outside Australia including in jurisdictions that may not afford your information the same level of protection as under Australian laws do; and

•

Proofpoint Pty Ltd will not be required to take steps to ensure that the Company, its related bodies corporate or any third party engaged to assist in implementing the Plan do not breach the Australian Privacy Principles and you further understand that the collection of this information may be required for compliance with various statutes.

CANADA

Securities Laws

The Plan is being offered in Canada pursuant to certain exemptions applicable under Canadian securities law from the requirement that the Company prepare and file a prospectus with the relevant Canadian securities regulatory authorities. Accordingly, any resale of securities must be permitted by the Company and made in accordance with applicable Canadian securities law.

Foreign Asset Reporting

You are required to report any cash or share accounts held in a foreign institution where the value of the asset, together with all foreign property, is more than CAD 100,000. The information must be submitted to the Canada Revenue Agency (on Form T1135, Foreign Income Verification Statement) by April 30.

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Employment Considerations

You acknowledge and agree that your period of employment for purposes of the Plan will be determined without regard to any period of statutory, contractual, common law, civil law or other notice of termination of employment or any period of salary continuance or deemed employment, regardless of whether the termination of employment is otherwise lawful.

Data Privacy

You hereby authorize the Company and your Employer and their respective representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  You further authorize the Company and any affiliate and the Board or Committee to disclose and discuss the Plan with their advisors. You further authorize the Company and any affiliate to record such information and to keep such information in your employee file.

Language Considerations

The following provisions will apply if you are a resident of Quebec:

Language Consent. The parties have expressly requested that this document, all documents incorporated into it by reference, any notices or other documents to be given under it, and other documents related to it be drawn up in the English language.

Les parties aux présentes ont expressément exigés que la présente convention et tous les documents qui y sont incorporés par renvoi, ainsi que tout avis donné en vertu de la dite convention ou tout autre document qui s’y rapporte, soient rédigés en anglais.

GERMANY

Employment Considerations

Please note that your sole contact and sole contractual partner regarding the Plan and the RSUs is the Company and any rights and entitlements pursuant to the Plan are granted on an exclusively voluntary basis and do not create any claims against your Employer or any other affiliate. Even if there is a repeated grant of rights and without express notification that the grant is made voluntarily, no legal claim for future grants exists. The grant remains in the complete discretion of the Company. In particular, the Company reserves the right to determine the scope of beneficiaries and the conditions of the Plan. Additionally, any RSUs do not form part of your contractual salary.

Tax Considerations

If payment or withholding of the taxes due in connection with the RSUs is not made within 10 days following the end of the month in which the tax liability occurs, the amount of any uncollected tax shall constitute a loan owed to your Employer, which will bear interest at the then current market rate as published by the German Federal Bank. If taxes due are not collected from or paid by you by their due date, it is possible that the German tax authorities will qualify the amount of any uncollected taxes as a benefit to you, on which additional income tax would be payable.  In such case, you will be responsible for any income tax that may be due on this additional benefit, and for reimbursing the Company or your Employer for any taxes on this additional benefit.

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JAPAN

Exchange Controls

You will be required to file a post facto report to the Ministry of Finance (via the Bank of Japan) if the aggregate amount of the Shares acquired for any single acquisition is more than JPY 100 million within 20 days of acquiring the Shares. You should also report any inbound or outbound transfer of more than JPY 30 million to the Ministry of Finance (via the Bank of Japan or the bank through which the payment is made).

Securities Laws

The Company notifies to you, and you acknowledge, that:

i.

solicitation of the RSUs falls under the category of solicitation towards less than 50 investors as provided in article 2.4.3.2 of the Financial Instruments and Exchange Law of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) and therefore no notification under article 4.1 of the same has been made in respect of the solicitation;

ii.	you are prohibited from transferring the RSUs unless transferred as a whole; and
iii.	the RSUs cannot be divided into parts.

Foreign Asset Reporting

You are required to report any cash or share accounts held in a foreign institution where the value of the asset is more than JPY 50,000,000. The information must be submitted to the Tax Authorities (on Form Overseas Assets Reporting) by March 15.

NETHERLANDS

Securities Laws

The offer falls outside of the supervision of the Authority for Financial Markets, and the Company is not required to prepare a prospectus in connection with the RSUs.

Employment Considerations

By participating in the Plan, you acknowledge that the RSUs are intended as an incentive for you to remain in service with your Employer and are not intended as remuneration for labor performed.

Tax Considerations

If payment or withholding of the taxes due in connection with the RSUs is not made, the amount of any uncollected tax shall constitute a loan owed to your Employer, which will bear interest at the then current market rate. If taxes due are not collected from or paid by you by their due date, it is possible that the Netherlands tax authorities will qualify the amount of any uncollected taxes as a benefit to you, on which additional income tax would be payable.  In such case, you will be responsible for any income tax that may be due on this additional benefit, and for reimbursing the Company or your Employer for any taxes on this additional benefit.

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SINGAPORE

Securities Laws

The RSUs grant and the Shares to be issued upon the vesting of the RSUs shall be made available only to you as an employee of the Company or its affiliate in reliance of the prospectus and registration exemptions set out in Section 273(1) (f) of the Securities and Futures Act (Chapter 289) of Singapore. It is not made with a view to the Shares being subsequently offered for sale to any other party.  The Plan has not and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. You hereby agree that any Shares acquired upon settlement of the RSUs will not be offered for sale in Singapore prior to the six-month anniversary of the date of grant, unless such sale or offer is made pursuant to one or more exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) and is otherwise permitted by the Company.

Employment Considerations

The Chief Executive Officer and the directors, associate directors and shadow directors of a Singapore affiliate are subject to certain notification requirements under the Singapore Companies Act. The CEO, directors, associate directors and shadow directors must notify the Singapore affiliate in writing of an interest in the Company or any related company (e.g., options, Shares) within two business days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the Shares are sold), or (iii) becoming the CEO or a director, associate director or shadow director.

Tax Considerations

If your Singapore employment ceases, or you depart Singapore for more than three months and/or are posted overseas, the Company or your Employer may withhold all wages and remuneration due to you for tax clearance purposes, until the expiry of 30 days after receipt of a tax clearance filing form the Inland Revenue Authority of Singapore or, if earlier, receipt of clearance instructions from the tax authority.

SPAIN

Foreign Asset Reporting

You are required to report any cash or share accounts held in a foreign institution where the value of the asset is more than EUR 50,000 on December 31. The information must be submitted to the Ministerio de Hacienda on Form 720 (Modelo 720: Declaración informativa sobre bienes y derechos situados en el extranjero) between January 1 and March 31 of the year following the acquisition.

After such assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously reported assets increases by more than €20,000. The reporting must be completed by March 31 following the end of the relevant year. It is your responsibility to comply with these reporting obligations, and you should consult with your personal tax and legal advisors in this regard.

If you acquire Shares under the Plan and those Shares are not deposited in Spain, you may be responsible for declaring the acquisition to the Spanish Directorate of Commerce and Investments (“Dirección General de Comercio e Inversiones”) by filing a D-6 Form ("Formulario D-6: Declaración de titulares de inversión española en el exterior en valores negociables"). Such declaration shall be filled during January each year and it will refer

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to the Shares that you own on December 31 of the previous year. It is your responsibility to comply with this reporting obligation, and you should consult with your personal tax and legal advisors in this regard.

You may also be required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts) held abroad, any foreign instruments (including Shares), and any transactions with non-Spanish residents (including any payments of Shares made to you by the Company) depending on the value of the transactions during the relevant year or the balances in such accounts and the value of such instruments as of December 31 of the relevant year. You should consult with your personal legal advisor regarding the applicable thresholds and corresponding reporting requirements.

In addition, you are required to electronically declare to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities (including Shares acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceeds €1,000,000. It is your responsibility to comply with these reporting obligations, and you should consult with your personal tax and legal advisors in this regard.

Finally, you should consult with your personal tax and legal advisors any other foreign asset reporting obligation laid down by law that may be applicable from time to time.

Employment Considerations

This provision supplements the terms of the RSU Agreement.  In accepting the RSUs, you understand that the Company has decided to grant the RSUs to you in its discretion, and this decision is entered into upon the condition that any offer will not bind the Company or any affiliate on an ongoing basis. You acknowledge that the RSUs are granted on the condition that the Plan is not part of any employment contract either with the Company or your Employer, and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right.  You acknowledge that the RSUs would not be granted but for this condition and that should this condition not be met, any award grant will be null and void.

Further, your participation in the Plan is conditioned on your continued employment; if your employment terminates for any reason (whether or not such termination is considered an unfair dismissal or a breach of contract by the Company or your Employer), your participation in the Plan will cease immediately, and you will not be entitled to any further vesting of your award following termination of your employment. This provision will apply where you retire, die, become disabled or are laid off or on an authorized leave and will apply even if you (a) are considered to be unfairly dismissed without good cause, (b) are dismissed for disciplinary or objective reasons or due to a collective dismissal, (c) terminate employment due to a unilateral breach of contract by the Company or your Employer or (d) terminate employment for any other reason.

SWITZERLAND

Securities Laws

The grant of the RSUs and the issuance of any Shares upon settlement thereof is not intended to be publicly offered, advertises or sold in or from Switzerland.  Neither the RSU Agreement (including this Appendix) nor any other materials relating to the RSUs (1) constitute a prospectus as such term is understood pursuant to articles 652a and 1156 of the Swiss Code of Obligations or the Swiss Federal Act on Collective Investment Schemes or pursuant to any applicable listing rules, (2) may be publicly distributed nor otherwise made publicly available in

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Switzerland, or (3) have been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (“FINMA”)).

UNITED ARAB EMIRATES

Securities Laws

The Plan and related documents provided to you are strictly private and confidential and have not been approved by, registered with or licensed by the UAE Securities and Commodities Authority or any other relevant licensing authorities or governmental agencies in the United Arab Emirates. You should conduct your own due diligence on the securities.  If you do not understand the contents of the Plan or the award agreement, you should consult an authorized adviser.

These documents are being issued from outside the United Arab Emirates to a limited number of employees of the Company and affiliated companies, and must not be provided to any person other than the original recipient, nor be reproduced or used for any other purpose. Further, the information contained in these documents is not intended to lead to the issue of any securities or the conclusion of any other contract of whatsoever nature within the territory of the United Arab Emirates.

Language Considerations

You confirm having read and understood the documents relating to the Plan, including the RSU Agreement, with all terms and conditions included therein, which were provided in the English language only.  You confirm that you have sufficient language capabilities to understand these terms and conditions in full.

Tax Considerations

There are no personal income taxes in the United Arab Emirates at the present time. The Company and its affiliates make no warranty as to the taxable status of the amounts received under this RSU Agreement and you undertake that if the Company or an affiliate is called upon to account to any competent tax authority for any income or other taxes arising in respect of the payments made under this RSU Agreement, you will immediately, upon written request, pay the taxes to the competent tax authority or, where the Company or an affiliate has paid such taxes, you will immediately upon receipt of a written request pay an amount equal to the taxes to the Company or an affiliate.

Arbitration

The following language supersedes and replaces in its entirety the last sentence of Section 11 of the RSU Agreement:  “Any dispute that may arise directly or indirectly from the Plan, the Notice and the RSU Agreement shall be referred to and finally resolved by arbitration under the rules of the by Judicial Arbitration & Mediation Services, Inc. (“JAMS”), and except as provided in this Agreement, will be pursuant to its Employment Arbitration Rules & Procedures (the “JAMS Rules”).  Copies of these rules are available at http://www.jamsadr.com or by using a service such as www.google.com to search for “JAMS Employment Arbitration Rules”, and shall be made available to you upon request. The number of arbitrators shall be one. The seat, or legal place, of arbitration shall be Santa Clara County, California, United States. The language to be used in the arbitration is English.”

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

NOTICE OF STOCK BONUS AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the Proofpoint, Inc. (the “Company”) 2012 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Stock Bonus Award (the “Notice”) and the attached Stock Bonus Award Agreement (the “Stock Bonus Agreement”).

Name:

Address:

You (“you”) have been granted an award of Shares under the Plan subject to the terms and conditions of the Plan, this Notice, and the attached Stock Bonus Agreement.

Number of Shares:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Stock Bonus Agreement, the Shares will vest in accordance with the following schedule: [INSERT VESTING SCHEDULE]

You understand that your employment or consulting relationship or Service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Stock Bonus Agreement or the Plan changes the at-will nature of that relationship.  You acknowledge that the vesting of the Shares pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company.  By accepting this Stock Bonus Award, you consent to electronic delivery as set forth in the RSU Agreement.

PARTICIPANT	PROOFPOINT, INC.

Signature:	By:

Print Name:	Its:

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PROOFPOINT, INC.

2012 EQUITY INCENTIVE PLAN

STOCK BONUS AWARD AGREEMENT

Participant has been granted a Stock Bonus Award (“Stock Bonus Award”) by Proofpoint, Inc. (the “Company”) under the 2012 Equity Incentive Plan (the “Plan”), subject to the terms, restrictions and conditions of the Plan, the Notice of Stock Bonus Award (the “Notice”) and this Agreement.

1.             Issuance.  Stock Bonus Awards shall be issued in Shares, and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable.

2.             Stockholder Rights.  Participant shall have no right to dividends or to vote Shares until Participant is recorded as the holder of such Shares on the stock records of the Company and its transfer agent.

3.             No-Transfer.  Unvested Shares, and unvested Stock Bonus Awards, and any interest in either shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant or any person whose interest derives from Participant’s interest.  “Unvested Shares” are Shares that have not yet vested pursuant to the terms of the vesting schedule set forth in the Notice.

4.             Termination.  Upon Participant’s cessation of Service for any reason, all Unvested Shares shall immediately be forfeited to the Company, and all rights of Participant to such Unvested Shares shall immediately terminate as of Participant’s termination date.  In case of any dispute as to whether a termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

5.             Tax Consequences.  PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE ACQUIRING THE SHARES IN THE JURISDICTION IN WHICH HE OR SHE IS SUBJECT TO TAX.  Shares shall not be issued under this Agreement unless Participant makes arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the acquisition or vesting of Shares.

6.             Withholding Taxes.  Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the shares received under this award, including the award or vesting of such shares, the subsequent sale of shares under this award and the receipt of any dividends; and (2) do not commit to structure the terms of the award to reduce or eliminate your liability for Tax-Related Items.

No stock certificates will be released to you, unless you have paid or made adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer.  In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer.  With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding shares that otherwise would be delivered to you when they vest having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount , (b) having the Company withhold taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or (c) any other arrangement approved by the Company.  The fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you shall pay to the Company or your Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your acquisition of shares that cannot be satisfied by the means previously described.  The Company may refuse to deliver the shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

7.             Acknowledgement.  The Company and Participant agree that the Stock Bonus Award is granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice.

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8.             Entire Agreement; Enforcement of Rights.  This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

9.             Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

10.          Governing Law; Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

11.          No Rights as Employee, Director or Consultant.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s Service, for any reason, with or without cause.

12.          Consent to Electronic Delivery of All Plan Documents and Disclosures.  By acceptance of this Stock Bonus Award, Participant consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail at equity@proofpoint.com. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail at equity@proofpoint.com. Finally, Participant understands that Participant is not required to consent to electronic delivery.

BY ACCEPTING THIS STOCK BONUS AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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